MANUFACTURED HOME LOAN PURCHASE AGREEMENT


                  This MANUFACTURED HOME LOAN PURCHASE AGREEMENT, dated as of June 30, 1999 (this "Agreement"), is made by and between Green Tree Financial Servicing Corporation, a Delaware corporation ("GTFSC"), Green Tree Financial Corporation, a Delaware corporation ("GTFC"), Green Tree Consumer Discount Company, a Pennsylvania corporation ("GTCDC"), Green Tree Credit Corp., a New York corporation ("GTCC"), Green Tree Financial Corp.-Alabama, an Alabama corporation ("GTFCA"), and Green Tree Financial Loan Company, a Minnesota corporation ("GTFLC", together with GTFSC, GTFC, GTCDC, GTCC and GTFCA sometimes referred to herein collectively as "Green Tree"), and Cavalier Acceptance Corporation, an Alabama corporation ("CAC").

                             R E C I T A L S:

                  Green Tree and CAC, together with certain affiliated companies of Cavalier, are parties to that certain Amended and Restated Finance Agreement dated as of February 17, 1998 and amended and restated on May 1, 1998 (the "Finance Agreement"), pursuant to which the parties have made arrangements with respect to, among other things, the purchase or origination and sale by CAC of certain Manufactured Housing Retail Finance Contracts to Green Tree (as used in this Agreement, capitalized terms that are used but not otherwise defined herein, shall be used with the same meaning as given to them in the Finance Agreement).

                  Pursuant to Article 5 of the Finance Agreement, on March 10, 1998, CAC sold approximately $25 million of Manufactured Housing Retail Finance Contracts then held by CAC to Green Tree.

                  Pursuant to the Finance Agreement, Green Tree has agreed to acquire, and CAC has agreed to sell, certain additional Manufactured Housing Retail Finance Contracts held by CAC, and this Agreement shall further evidence and confirm the agreements between Green Tree and CAC with respect to the purchase and sale of such additional Manufactured Housing Retail Finance Contracts.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

                  Section 1.        Purchase and Sale of Contracts.

                  Subject to the terms and conditions set forth herein, CAC hereby agrees to sell, and Green Tree hereby agrees to purchase from CAC, all of the Manufactured Housing Retail Finance Contracts (including all related lien perfection instruments, guaranties, dealer agreements and related loan documents) presently held by CAC set forth on Schedule 1 hereto (the "Contracts Sold Hereunder"), except that Green Tree does not agree hereby to purchase any of the Carved-Out CAC Loans. The conveyance of the Contracts Sold Hereunder shall be consummated effective as of June 30, 1999; provided that all conditions precedent specified in Exhibit X hereto are satisfied (the

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"Consummation Date"). The Parties hereto agree that, unless otherwise designated by Green Tree, the purchaser of Contracts Sold Hereunder which were originated in Nevada shall be GTFC, the purchaser of Contracts Sold Hereunder which were originated in Pennsylvania shall be GTCDC, the purchaser of Contracts Sold Hereunder which were originated in New York shall be GTCC, the purchaser of Contracts Sold Hereunder which were originated in Alabama shall be GTFCA and the purchaser of Contracts Sold Hereunder which were originated in Minnesota shall be GTFLC.

                  Section 2.        Price to be Paid.

                  (a) The Purchase Price for each of the Contracts Sold Hereunder (individually, a "Contract") to Green Tree by CAC shall be, for each such Contract, an amount equal to the sum of (i) the then-outstanding principal balance owing on such Contract and (ii) any accrued but unpaid interest at the applicable rate of interest on such Contract to and including the effective date on which the Contracts Sold Hereunder are transferred to Green Tree and (iii) an acquisition premium equal to the amount specified on Exhibit X hereto. The Acquisition Premium shall be deemed fully earned by CAC upon conveyance of the related Manufactured Housing Retail Finance Contract by CAC to Green Tree.

                  (b) Not later than thirty (30) days after the Consummation Date, Green Tree shall recalculate the accrued interest for those Contracts Sold Hereunder which are set forth on Exhibit A to Schedule 1 (the "Adjusted Contracts") in order to recalculate the accrued interest on each of such Contracts, and the resultant outstanding principal balance (the "Adjusted Balance") for such Contracts, effective as of June 30, 1999, under the assumption that each payment received on such Contracts should be applied effective as of the scheduled date such payment was due. The Purchase Price for each of the Adjusted Contracts shall be reduced by the difference, if any, between the Adjusted Balance and the principal balance originally specified by CAC for such Contract as of June 30, 1999 (the aggregate amount of reduction to the Purchase Price is herein referred to as the "Adjustment Amount"). Cavalier shall be furnished with the supporting data and calculations upon which Green Tree has based its determination of the Adjustment Amount, and CAC shall have a reasonable opportunity, of not more than ten (10) days, to audit and verify such data. CAC and Green Tree shall thereupon agree upon a final determination as to the Adjustment Amount, and CAC shall remit payment to Green Tree for such Adjustment Amount within forty-eight (48) hours from agreement as to such amount. Upon receipt from CAC of the Adjustment Amount, Green Tree shall modify its records for the Adjusted Contracts to reflect the Adjusted Balance, and should provide such notice thereof to the applicable obligors as may be deemed appropriate under the circumstances. If for any reason Green Tree and CAC are unable to agree upon the final Adjustment Amount for the Adjusted Contracts, then such dispute shall be resolved, at either party's request, by arbitration pursuant to the terms provided for in Section 7.13 of the Finance Agreement.

                  Section 3.        Designation of Loans.

                  The CAC Loans evidenced by the Contracts Sold Hereunder shall be designated on Schedule 1 to this Agreement.

                  Section 4.        Conveyance of Contracts.

                  Subject to the terms and conditions hereof, and subject to a customary bill of sale and portfolio assignment with terms consistent with this Agreement, CAC will sell and assign to Green Tree, and Green Tree will acquire from CAC, on a servicing-released basis and without recourse or warranty other than as specifically provided for or incorporated herein, the following:

                           (a)      all right, title and interest of CAC in and
to the Contracts Sold Hereunder  which   are    listed on  Schedule  1   hereto,
including  all  agreements,   instruments and certificates    relating   thereto
(including all related guaranties and all related Dealer Agreements);

                           (b)      all right, title and interest of CAC in  the
lien on and/or the security interest in the manufactured home (including the related lien perfection instruments) granted pursuant to the applicable Contracts Sold Hereunder;

                           (c)      the interest of CAC in any   proceeds of any
insurance policies to   the   extend   that    they relate to the Contracts Sold
Hereunder or the related manufactured home or obligors;

                           (d)      the   right to   realize on   any   property
(including the right to receive future liquidation proceeds) that secured a Contracts Sold Hereunder and has been repossessed by or on behalf of CAC or Green Tree (without in any way obligating GreenTree to purchase any contracts sold hereunder where the underlying collateral has been repossessed);

                           (e)      rights   and   remedies  under  all   dealer
agreements or other   similar   agreements   with  respect to the Contracts Sold
Hereunder; and

                           (f)      all proceeds of the foregoing.

                  At the reasonable request of Green Tree, CAC will take or cause to be taken such further action as necessary or appropriate to effect or perfect the sale and conveyance made hereby, including the execution of such instruments and documents as may be reasonably necessary or appropriate to facilitate the sale and conveyance of the Contracts Sold Hereunder from CAC to Green Tree, including UCC-1s in favor of Green Tree as secured party and obtain releases of all other liens.

                  Section 5.        Terms of Payment.

                  On the Consummation Date, Green Tree shall pay to CAC, by wire transfer of immediately available funds to any account specified by CAC, an amount equal to the aggregate Purchase Price for the Contracts Sold Hereunder.

                  Section 6.        Documents to be Provided.

                  With respect to the conveyance by CAC of the Contracts Sold Hereunder, CAC agrees to endorse and deliver such Contracts Sold Hereunder to Green Tree on the Consummation Date by overnight mail (next business day) addressed to Green Tree, 500 Landmark Towers, 345 St. Peter Street, St. Paul, Minnesota 55102 (Attn: Dave Liebgott), and to provide and execute such additional documents and instruments as may reasonably be requested by Green Tree and which are customarily provided in connection with similar transactions, including but not limited to limited powers of attorney in such forms as Green Tree may reasonably request from time to time. CAC agrees to provide such notice to borrowers under Contracts Sold Hereunder as Green Tree may reasonably request. From and after the consummation of the transactions contemplated hereby, CAC shall hold any and all payments received by it with respect to a Contract Sold Hereunder in trust for the benefit of Green Tree and shall promptly remit such payment to Green Tree in accordance with such customary procedures as the parties may establish.


                  Section 7.        Representations and Warranties.

                  With respect to each of the Contracts Sold Hereunder, and the applicable CAC Loan evidenced thereby, CAC represents and warrants as of the date hereof to Green Tree that:

                           (a)      each CAC Loan evidenced   thereby  meets and
satisfies each of the  representations  and  warranties  made by CAC in  Section
3.10 of the Finance Agreement with respect to each Available CAC Loan, except that (i) with respect to the representations and warranties made in Sections 3.10(e), (g) and (h) of the Finance Agreement; and (ii) in substitution for the representations and warranties made in Sections 3.10(e), (g) and (h), CAC instead represents and warrants solely that none of the Contracts Sold Hereunder evidence Carved-Out CAC Loans;

                           (b)      each CAC Loan    has  been   originated   in
conformity in all material   respects   with    the    underwriting   guidelines
incorporated as Exhibit A to the Finance Agreement;

                           (c)      to the knowledge of CAC, each Contract   has
been fully and properly executed by the parties thereto;

                           (d)      the    forms   of    Contract   and  related
documentation relating to each CAC   Loan   shall be similar   in   all material
respects to those previously provided to Green Tree;

                           (e)      each   CAC   Loan   purchased  by Green Tree
constitutes the legal, valid and binding payment obligation of the related borrower, is enforceable by the holder thereof in accordance with its terms, subject to applicable bankruptcy and similar laws, equitable principles and public policy considerations;
                           (f)      as of the Consummation   Date, CAC has taken
no action such that the CAC Loan has been amended, waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the related file;

                           (g)      to the knowledge of CAC, the CAC Loan is not
subject to any right of rescission, set off, counterclaim or defense, including the defense of usury;

                           (h)      CAC has good   title   to the Contracts Sold
Hereunder, free and clear of all liens except that in favor of First Commercial Bank (the "Warehouse Lender"), which lien shall be released in full contemporaneously with the consummation of the transaction contemplated hereby, and subject to the Warehouse Lender's consent, CAC has the right to transfer the Contracts Sold Hereunder;

                           (i)      CAC has a first priority perfected  security
interest in the manufactured home which secures each Contract Sold Hereunder and there are no other nonconsensual liens of record on such collateral, including liens for work, labor, materials or unpaid state or federal taxes;

                           (j)      all  documents, including the Contracts Sold
Hereunder and the information contained therein, submitted or to be submitted to Green Tree are true, complete, accurate, correct and genuine in all material respects to CAC's best knowledge;

                           (k)      all representations of the    borrowers with
respect to the loans are true and correct to CAC's knowledge and all information contained in the Contracts Sold Hereunder and the related documents is true, accurate, correct, and genuine to CAC's knowledge;

                           (l)      the proceeds of the Contracts Sold Hereunder
have not been used to acquire an interest in real estate and except as disclosed to Green Tree, the obligations thereunder are not secured by an interest in real estate;

                           (m)      to   the   knowledge of CAC, the parties  to
Contracts Sold Hereunder are not minors and have the legal capacity to contract;

                           (n)      to   the   knowledge   of  CAC,   the   down
payment shown on each Contracts Sold Hereunder was paid in cash (and was not paid by the Dealer), unless otherwise shown on the Contracts Sold Hereunder or the related credit application and does not include any rebates;

                           (o)      to the knowledge of CAC, the related  credit
application for each Contracts Sold Hereunder is true and correct;

                           (p)      the manufactured homes which are the subject
of the Contracts Sold Hereunder are each insured by individual or blanket policies of insurance protecting against loss of or damage to the collateral in such amounts as may be permitted by law, not to exceed the approximate principal balance of the related Contract;

                           (q)      any insurance premium or charges included in
the Contracts Sold Hereunder  have been   or will   be  paid  to  the applicable
insurance carrier, net of any lawful commissions that may be retained;

                           (r)      where insurance coverages are included    in
any Contracts Sold Hereunder, CAC will notify the applicable insurance carrier of the assignment of the Contracts Sold Hereunder to Green Tree and request that Green Tree be named as beneficiary or loss payee, as applicable;

                           (s)      to   the   knowledge of CAC, no borrower  or
guarantor under any    Contracts Sold Hereunder has any defense, counterclaim or
right of set-off with respect thereto;

                           (t)      the terms of the    Contracts Sold Hereunder
have not been impaired,   waived, altered or modified in any material respect by
CAC except by written instruments contained in the Contract file;

                           (u)      to the knowledge of CAC, the Contracts  Sold
Hereunder are not subject to any right of rescission;

                           (v)      the Contracts Sold Hereunder are not Carved-
Out Loans;

                           (w)      in   connection   with   the  purchase    or
origination of each Contract, all applicable State, local and Federal laws and regulations were observed and all necessary disclosures required by applicable statutes and regulations were made by Originator or CAC, as the case may be, including, but not limited to, the Truth-in-Lending Act (including right of rescission requirements), the Real Estate Settlement Procedures Act, the Federal Trade Commission Home Solicitation Rule, the Alabama Mini-Code, the Fair Housing Act, the Fair Credit Reporting Act, the Home Mortgage Disclosure Act, and the Equal Credit Opportunity Act, except for such matters that would not, as of the Consummation Date, affect the validity and existence of the CAC Loans or give rise to any valid defense to payment of the related Contract or to foreclose on any lien securing such CAC Loan and each Contract complies with the applicable state, local and federal laws;

                           (x)      Representations and warranties shall survive
execution of this Agreement; and

                           (y)  All  Contracts  Sold  Hereunder,  as  listed  on
Schedule I attached hereto, including all agreements, instruments, certificates, guaranties, and rights under dealer agreements related thereto, have been conveyed to Green Tree as of the Consummation Date or within thirty
(30) days thereafter.

                  Section 8.        Repurchase Rights.

                  CAC agrees to repurchase any Contract Sold Hereunder which is in breach of any representation or warranty made by CAC under Section 7 at a price equal to the sum of the outstanding principal balance, acquisition premium under this Agreement (to the extent such premium has been paid by Green Tree and received by CAC), accrued but unpaid interest, and any other relevant fee, of such Contract (the "Repurchase Price"); provided that CAC shall have thirty (30) days during which it may cure such breach, if possible under the law, and to the reasonable satisfaction of Green Tree. Green Tree and CAC agree that the sole remedy of Green Tree with respect to a breach of any representation or warranty by CAC under Section 7 is the repurchase of the related Consumer Loan by CAC at the Repurchase Price; provided further that after receipt by CAC of a written request for repurchase from Green Tree stating in reasonable detail the basis for such request and after the expiration of the thirty (30) day period within which CAC may cure such breach (if possible to be cured), then if CAC does not repurchase the related Contract within ten (10) business days thereafter, CAC shall be liable for any reasonable attorneys fees and related costs incurred by Green Tree in connection with the related Contract from and after the date of the related repurchase request by Green Tree.

                  Section 9.        Additional Representations and Warranties.

                  The representations, warranties and agreements of the parties made in Sections 4.6 and 4.7 of the Finance Agreement are hereby restated herein by the respective parties. CAC represents and warrants that it had in effect, at the time a related Contract was acquired by CAC, all necessary and appropriate federal, state and local licenses or permits required to purchase the Contracts Sold Hereunder and, as of the date hereof, all such licenses and permits necessary to sell the Contracts Sold Hereunder. Each party represents to the other that the execution, delivery and performance of this Agreement does not and will not result in a breach or constitute a default under any material agreement or instrument to which it is a party or by which it may be bound or affected, in the case of CAC subject to the consent of the Warehouse Lender.

                  Section 10.       Covenants.

                  CAC and Green Tree agree that the covenants and promises provided for in Section 4.10 and 4.11 of the Finance Agreement, pertaining to Transferred CAC Loans, shall apply similarly to the Contracts Sold Hereunder. CAC agrees to take such actions as may reasonably be necessary under applicable law, in consultation with Green Tree or as is otherwise requested by Green Tree, to correct, at CAC's expense, any inadvertent errors that may have occurred in the computation of interest or disclosure of APR under certain Contracts Sold Hereunder.

                  Section 11.       Miscellaneous.

                  Notices between the parties shall be in writing and will be deemed given upon the terms and circumstances provided for the Finance Agreement. The parties agree that Article 7 of the Finance Agreement shall apply to this Agreement just as if expressly set forth herein, including the agreement to arbitrate disputes provided for at Section 7.13 of the Finance Agreement.

                  IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to sign below as of the date first above written.


                                      CAVALIER ACCEPTANCE CORPORATION


                              By:   /s/ Belinda J. Lovett
                                 -----------------------------------------------
                              Its:    Secretary / Treasurer
                                  ----------------------------------------------
                              Name:  Belinda J. Lovett
                                   ---------------------------------------------


                                      GREEN TREE FINANCIAL SERVICING
                                               CORPORATION

                              By:   /s/ Joel H. Gottesman
                                 -----------------------------------------------
                              Its:    President
                                  ----------------------------------------------
                              Name:   Joel H. Gottesman
                                   ---------------------------------------------

                                      GREEN TREE FINANCIAL CORPORATION

                              By:    /s/ Joel H. Gottesman
                                 -----------------------------------------------
                              Name:  Joel H. Gottesman
                                   ---------------------------------------------
                              Its:    Sr. Vice President, General Counsel & Sec.
                                  ----------------------------------------------


                                      GREEN TREE CONSUMER
                                        DISCOUNT COMPANY

                              By:   /s/ Joel H. Gottesman
                                 -----------------------------------------------
                              Name:    Joel H. Gottesman
                                   ---------------------------------------------
                              Its:    Senior Vice President & Secretary
                                  ----------------------------------------------

                                      GREEN TREE CREDIT CORP.

                              By:   /s/ Joel H. Gottesman
                                 -----------------------------------------------
                              Name:   Joel H. Gottesman
                                   ---------------------------------------------
                              Its:     Senior Vice President & Secretary
                                  ----------------------------------------------


                                      GREEN TREE FINANCIAL CORP.-ALABAMA

                              By:   /s/ Joel H. Gottesman
                                 -----------------------------------------------
                              Name:   Joel H. Gottesman
                                   ---------------------------------------------
                              Its:    Senior Vice President & Secretary
                                  ----------------------------------------------


                                      GREEN TREE FINANCIAL LOAN COMPANY

                              By:    /s/ Joel H. Gottesman
                                 -----------------------------------------------
                              Name:   Joel H. Gottesman
                                   ---------------------------------------------
                              Its:    Senior Vice President & Secretary
                                  ----------------------------------------------